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Slide Graphics


                      The Creation of a Global Leader in
                           Internet, New Media and
                                Communications


Terra
Lycos
Telefonica
Bertelsmann


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                                                                             2


                             Safe-Harbor Statement

This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this release address the following subjects: expected date of closing the merger; future financial and operating results; and timing and benefits of the merger.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the Terra's and Lycos's businesses will not be integrated successfully; costs related to the merger; failure of the Terra or Lycos stockholders to approve the merger; inability to further identify, develop and achieve success for new products, services and technologies; increase competition and its effect on pricing, spending, third-party relationships and revenues; inability to establish and maintain relationships with commerce, advertising, marketing, technology, and content providers.

For a detailed discussion of these and other cautionary statements, please refer to Terra's filings with the Securities and Exchange Commission, including the Risk Factors section of Terra's F-1 filing that became effective in November 1999, and Lycos's filings with the Securities and Exchange Commission, including the section titled "Factors Affecting the Company's Business, Operating Results and Financial Condition" of the Management's Discussion and Analysis in its From 10-K for the year ended July 31, 1999 and the Risk Factors section of Lycos's S-3 filing that became effective in March, 2000.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE BUSINESS COMBINATION TRANSACTION REFERENCED IN THE FOREGOING INFORMATION, WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. THE JOINT PROXY STATEMENT/PROSPECTUS WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY TERRA AND LYCOS. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE JOINT PROXY STATEMENT/PROSPECTUS (WHEN IT IS AVAILABLE) AND OTHER DOCUMENTS FILED BY TERRA AND LYCOS WITH THE COMMISSION AT THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE JOINT PROXY STATEMENT/PROSPECTUS AND THESE OTHER DOCUMENTS MAY ALSO BE OBTAINED FOR FREE FROM TERRA.


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                                                                             3

                              Mission Statement

                     To be the leading global provider of

                                    Access

                                   Content

                                 and Commerce



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                                                                             4


                           Terra Lycos: a Four-Part
                            Value Creation Package



Merger between                               E2.2bn capital
Terra and                                    injection
Lycos                                        underwritten by
                                             Telefonica


                                             Mobile Portal
Alliance with                                Alliance with
Bertelsmann                                  Telefonica Moviles


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                                                                             5


                             Transaction Summary


Exchange Ratio:               $97.55 dollars for every Lycos share

Collar:                       Symmetrical 20%

Structure:                    Tax free exchange of shares

Accounting:                   Purchase

Listing:                      Madrid, NASDAQ

Closing Conditions:           Shareholder votes
                              Regulatory approval and other customary conditions

Expected Closing:             Calendar 3Q `00



Telefonica                                             Bertelsmann

Telefonica will underwrite a E2.2 Billion         Bertelsmann commits to a broad
Terra rights offering at E62.00, to be            world-wide alliance and enters
closed prior to the closing                       multi-year commerce agreement

Telefonica Moviles will form a joint
venture with Terra Lycos for a global
wireless unit.


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                                                                             6




                                                     Description of the Collar

                                 Acquisition                     Amount           Implied      Implied
                  Terra           Price per                      New Terra         Lycos        Terra
                  Average          Lycos          Exchange       Shares to        Market       Market         % Lycos/
                  Price(a)         Share          Ratio(b)       be Issued(m)      Cap(c)       Cap(d)        % Terra

Above
Upper             >$68.06         >$97.55          1.433x          191.8          >$13.1bn     >$21.7bn       38%/62%
End

Upper              $68.06          $97.55          1.433x          191.8           $13.1bn      $21.7bn       38%/62%
End

Central            $56.72          $97.55          1.720x          230.1           $13.1bn      $18.1bn       42%/58%
Reference

Lower              $45.37          $97.55          2.150x          287.7           $13.1bn      $14.5bn       47%/53%
End

Below
Lower             <$45.37         <$97.55          2.150x          287.7          <$13.1bn     <$14.5bn       47%/53%
End




o Average closing price of Terra shares for the ten days ending on the tenth day prior to the closing date of the transaction
o    Number of Terra shares per each Lycos share
o    Assuming 133.8 million fully diluted Lycos shares
o    Including the shares issued in the forthcoming $2bn rights issue (i.e.
     35.6 million shares)


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                                                                             7


                                  Analysis of
                            Relative Contributions

                          Terra                            Lycos       Combined

Proportion Terra/Lycos (%)

Upper End Collar          $21.7bn      62.5      37.5%    $13.1bn        $34.8bn
Agreed Exchange Ratio     $18.1bn      58.1%     41.9%    $13.1bn        $31.2bn
Lower End Collar          $14.5bn      52.6%     47.4%    $13.1bn        $27.5bn


Revenues (US$M)

  LTM                         133      29.7%     70.3%        315           448
  2000E(a)                    155      32.6%     67.4%        321           476
  20001E(a)                   279      38.7%     61.3%        442           720


Unique Visitors ('000)     11,700      26.2%     73.8%     32,900        44,600
Daily Page View (M)            26      17.7%     82.3%        120           146


Market Capitalisation (US$M)

  As of 15 May 2000        16,138      66.3%     22.7%       8,194       24,332
  Max 90 Days              39,725      79.3%     20.7%      10,355       50,080
  Min 90 Days              14,542      76.2%     23.8%       4,537       19,080


o    Analyst consensus

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                                                                             8


                            Terra Lycos Leadership

o    Senior Management

     -  Chairman: Juan Villalonga                             Strong
     -  CEO: Bob Davis                                      Incentive
     -  COO: Abel Linares                                  Program to
     -  CFO: Ted Philip                                   Retain Talent


o    Board of Directors

     -  14 Total (of which, 7 independent),
        11 from Telefonica/Terra and 3
        from Lycos



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                                                                             9


                          Key Investment Highlights



o    Creation of a unique global Internet player

o    Valuable strategic partners: Telefonica and Bertelsmann

o    Geographical complementarity

o    Rebalanced revenue mix and complementary skills

o    Access + Content: at the forefront of convergence

o    Strong content base

o    49% of mobile multi-access portal

o    A "must buy" network for advertisers and e-commerce partners

o    Substantial synergy potential

o    Strong management team




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                                                                            10


                         Terra Lycos: A Global Leader
                           in Key Internet Regions


            Canada #1             Western Europe #3




                                                                      Japan #2

U.S. Hispanic #1

Total U.S. #4                                                 Korea #1



          Latin America #1                      Asia Pacific # 2



                    o  Global prescence in 37 countries

                    o  175 Million page views per day

                    o  3# Internet company in the world




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                                                                            11


                          The Global Convergence Race


The only company with...

                                 terra Lycos


Global Presence                    x

Content                            x

Fixed Telephony                    x                    At the forefront of
                                                          the convergence
Wireless                           x                        of media and
                                                          communications
ADSL                               x                         globally

Cable                              x

Satellite                          x

Multi Access Platform              x



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                                                                            12


                               The Terra Lycos

                              Value Proposition


Providing           Aggregating             Offering Rich       Monetizing
Access              Audience                Content             Traffic


Terra Libre         terra                    Quote.com          LYCOShop

Lycos Free          LYCOS                    Gamesville         WINGSPANbank.com

Commundo            HotBot                   terra              BARNES & NOBLE

Terra               Angelfire                SONIQUE            BBVA
Premium
                    tripod                   invertia.com       DeRemate.com

                                             WIRED NEWS

                                             BigBrother         Amadeus

                                             LYCOS ZONE


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                                                                            13


                               Terra Lycos:

                           High Value-Added Content



                              terra
Telefonica                                                  Bertelsmann
     Media                    LYCOS
                                                       o  World's 3rd largest
o  #1 Broadcast TV in                                     Media Conglomerate
   Spain & Argentina                                      Present in 54
o  #2 Pay TV in Spain                                     Countries
   & Argentina                                         o  Active in:
o  Radio                      Endemol                     - New Media
                                                          - Book publishing
                              o Leading                   - Music
                                independent TV            - TV broadcasting
                                producer in the           - Periodicals
                                Netherlands, Spain
                                Italy, Portugal,
                                Poland &
                                Scandinavia


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                                                                            13


                           A "Must Buy" Network for
                               Advertisers and
                              e-commerce Partners

o    Global coverage and content

o    Multi-national advertising platform

o    Only leading global English and Spanish
     Internet company

o    Improved content will yield increased stickiness

o    Sales staff of 300+



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                                                                            14


                           Alliance with Telefonica



Terra Lycos: Multiple Access Through Strategic Alliance with Telefonica

                               Fixed Telephony

                                    Cable

                                   Wireles

                                  Broadband


Telefonica                     Telefonica                   Telefonica Servicios
                                      Media                       Moviles, S.A.

o 40 Mil. lines             o 2.3 Mil. Subscribers         o 20 Mil. Subscribers

o ADSL                      o Cable Broadband              o Wireless Broadband


                               62.3 Mil. Total

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                                                                            15



                             Creation of Wireless

                           Multi Access Portal (MAP)


                            o Joint Venture Terra Lycos
                              (49%) & Telefonica
                               Moviles (51%)


                                   o  Access through
                                      wireless platform

                                   o  Content distribution to
                                      20 million customers
Telefonica Servicios Moviles, S.A.                                   terra LYCOS
                                   o  Realtime E-Commerce


                                   o  Anytime Anyplace

                                   o  Killer applications


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                                                                            16


                           Alliance with Bertelsmann




               Bertelsmann         Strategic
                                   Alliance        terra  LYCOS


o Bertelsmann commits to acquire advertising, placement and integration services from Terra Lycos Worldwide

o Terra Lycos gain access to Bertelsmann's catalogue of books, music, television, film and other media content, on preferred terms

o Bertelsmann and Terra Lycos will also be working cooperatively to develop platforms for digital delivery of both music and books


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                                                                            17


                            The Third Largest Media
                            Conglomerate Worldwide


                                 Bertelsmann

o    Presence in 54 countries worldwide

o    #1 publishing house worldwide (Random House)

o    #1 TV producer worldwide, #1 TV distributor in Europe
     (CLT-UFA/Pearson TV)

o    #1 magazine publisher in Europe (Gruner + Jahr)

o    #4 music company in the world (BMG Entertainment)

o    #1 professional information in Germany (Bertelsmann Springer)

o    #1 in clubs worldwide and #2 in media e-commerce worldwide
     (Bertelsmann Direct)

o #1 printing house in Europe and #1 in distribution/ services (Bertelsmann Arvato)




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                                                                            18



                            Rebalanced Revenue Mix


            (a)
terra
            e-Commerce   Other
               2%         14%
                                                       Other
                                                        5%
            Advertising            Access
               20%                  68%


                                                    Access
                                                      23%
                                                                 Advertising
                                                                     48%
       (b)
LYCOS
                                                    e-Commerce
                                                       24%

          e-Commerce
             35%


                                  Advertising
                                     65%


o    3 months ending 31st March 2000
o    3 months ending 31st January 2000




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                                                                            19


                                 Geographical
                               Complementarity







terra                         LYCOS                          terra LYCOS




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                                                                            20



                             Terra Lycos Presence
                               in Growth Regions



                           1999-2003E CAGR (%) (a)

                    37%
                                31%

      27%                                    23%            22%

     World          Latin       Asia         U.S.           Europe
                  America

     #3             #1          #2, #3       #1, #4           #3


(a)  Number of Internet users.



Source:  International Data Corporation



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                                                                            21


                              Synergies and Value
                              Creation Potential



                         o  Advertising revenues
                         o  Cross fertilization of content
Revenue                  o  e-commerce
Synergies                o  Bertelsmann alliance



                         o  Lycos potential expansion into Spanish & Portuguese
Avoided                     world
Invest-                  o  Terra's potential further expansion into the US
ments                    o  Terra's potential expansion into Europe


Mobile                   o  Potential access subscribers in 18 monts = 4m
Portal                   o  Current value of Terra with 2 million access
                            subscribers = >$12bn


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                                                                            22



                      The Creation of a Global Leader in
                           Internet, New Media and
                                Communications



Global presence                         37 Countries

Scale(a)                                175 Million page views per day
                                        More than 40 Million unique visitors
                                        $500 Million -- 2000 revenues

Strong Cash Position                    C2.2bn rights issue

Growth in Major Areas(b)                Latin America  37%
                                        Asia           31%
                                        U.S.           23%
                                        Europe         22%

Diversified Revenues                    Advertising         52%
                                        ISP                 26%
                                        E-Commerce          22%

Strategic Alliances                     Telefonica
                                        Bertelsmann

Broadband Access                        ADSL
                                        Cable
                                        Satellite
                                        Wireless


o  Pro-forma information
o  # of Internet users